                   SECOND AMENDMENT TO RESTATED LOAN AGREEMENT

     THIS SECOND AMENDMENT TO RESTATED LOAN AGREEMENT (hereinafter referred to as the "Agreement") executed the 7th day of March, 1997, by and among NATIONAL ENERGY GROUP, INC., a Delaware corporation ("Borrower"), NATIONAL ENERGY GROUP OF OKLAHOMA, INC. (formerly known as NEG-OK, Inc.), a Delaware corporation ("OK"), BOOMER MARKETING CORPORATION, an Oklahoma corporation ("Boomer") (OK and Boomer are hereinafter collectively referred to as "Guarantors") and BANK ONE, TEXAS, N.A., a national banking association ("Bank One") and CREDIT LYONNAIS NEW YORK BRANCH ("Credit Lyonnais") and each of the financial institutions which may from time to time become a party hereto or any successor or assignee thereof (hereinafter collectively referred to as "Banks", and individually as "Bank") and Bank One, as "Administrative Agent" and Credit Lyonnais as "Syndication Agent."


                              W I T N E S S E T H:

     WHEREAS, Borrower, Guarantors, Banks and Agent entered into a Restated Loan Agreement, dated as of August 29, 1996 (the "Loan Agreement") under the terms of which the Banks agreed to provide the Borrower with a reducing revolving line of credit facility in an amount of up to $100,000,000 and a term loan in an amount of up to $5,000,000; and

     WHEREAS, Borrower, Guarantors, Banks and Agent entered into a First Amendment to Restated Loan Agreement dated October 31, 1996; and

     WHEREAS, the Borrower, the Guarantors and the Banks have agreed to amend the Loan Agreement to make certain changes thereto.

     NOW, THEREFORE, the parties hereto agree to amend the Loan Agreement as follows:

     1. Section 1 of the Loan Agreement is hereby amended in the following respects:

          (a)  By adding the following new definitions thereto:

               "LETTERS OF CREDIT" is used herein as defined in
          Section 2(e) hereof."

               "REIMBURSEMENT OBLIGATIONS" shall mean at any time the obligation of Borrower in respect of all Letters of Credit then outstanding to reimburse amounts paid by any Bank in respect of any drawing or drawings under a Letter of Credit."

          (b) By deleting the definition of "Total Outstandings" and inserting the following new definition of "Total Outstandings" in lieu thereof:

               "TOTAL OUTSTANDINGS" shall mean as of any date, the sum of
          (i) the total principal balance outstanding on the Notes, plus
          (ii) the total face
          amount of all outstanding Letters of Credit plus (iii) the total amount of all unpaid Reimbursement Obligations."

     2. Section 2 of the Loan Agreement is hereby amended by the addition of the following new subsections to the end thereof:

          "(e) LETTERS OF CREDIT. On the terms and conditions hereinafter set forth, the Agent shall from time to time during the period beginning on the Effective Date and ending on the Maturity Date upon request of Borrowers issue standby and/or commercial Letters of Credit for the account of Borrowers (the "Letters of Credit") in such face amounts as Borrowers may request, but not to exceed in the aggregate face amount at any time outstanding the sum of Ten Million Dollars ($10,000,000.00). The face amount of all Letters of Credit issued and outstanding hereunder shall be considered as Advances for Borrowing Base purposes and all payments made by the Agent on such Letters of Credit shall be considered as Advances under the Note. Each Letter of Credit issued for the account of Borrowers hereunder shall (i) be in favor of such beneficiaries as specifically requested by Borrowers,
     (ii) have an expiration date not exceeding the Maturity Date, and
     (iii) contain such other terms and provisions as may be required by Bank. Each Bank (other than Agent) agrees that, upon issuance of any Letter of Credit hereunder, it shall automatically acquire a participation in the Agent's liability under such Letter of Credit in an amount equal to such Bank's Revolving Commitment Percentage of such liability, and each Bank (other than Agent) thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to Agent to pay and discharge when due, its Revolving Commitment Percentage of Agent's liability under such Letter of Credit. The Borrowers, and each of them, hereby unconditionally agree to pay and reimburse the Agent for the amount of each demand for payment under any Letter of Credit that is in substantial compliance with the provisions of any such Letter of Credit at or prior to the date on which payment is to be made by the Agent to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind. Upon receipt from any beneficiary of any Letter of Credit of any demand for payment under such Letter of Credit, the Agent shall promptly notify the Borrowers of the demand and the date upon which such payment is to be made by the Agent to such beneficiary in respect of such demand. Forthwith upon receipt of such notice from the Agent, Borrowers shall advise the Agent whether or not they intend to borrow hereunder to finance their obligations to reimburse the Agent, and if so, submit a Notice of Borrowing as provided in Section 2(b) hereof.

          (f) PROCEDURE FOR OBTAINING LETTERS OF CREDIT. The amount and date of issuance, renewal, extension or reissuance of a Letter of Credit pursuant to the Banks' commitment above in Section 2(e) shall be designated by Borrowers' written request delivered to Agent at least three (3) Business Days prior to the date of such issuance, renewal, extension or reissuance. Concurrently with or promptly following the delivery of the request for a Letter of Credit, Borrowers shall execute and deliver to the Agent an application and agreement with respect to the Letters of Credit, said application and agreement to be in the form used by the Agent. The Agent shall not be obligated to issue, renew, extend or reissue such Letters of Credit if
     (A) the amount thereon when added to the amount of the outstanding Letters of Credit exceeds Ten Million Dollars ($10,000,000.00) or (B) the amount thereof when added to the Total Outstandings would exceed the Revolving Commitment. Borrowers agree to pay the Agent for the benefit of the Banks a commission for issuing the Letter of Credit to Applied Drilling Technology, Inc. dated March 7, 1997 in the amount of $5,272,000 equal to $52,720 (one percent (1%) of the face amount of such Letter of Credit).
     For all other Letters of Credit, Borrowers agree to pay the Agent for the benefit of the Banks commissions for issuing the Letters of Credit (calculated separately for each Letter of Credit) in an amount equal to the greater of (i) one and three-quarters percent (1-3/4%) per annum on the maximum face amount of the Letter of Credit or (ii) $500.00. Such commissions shall be payable prior to the issuance of each Letter of Credit and thereafter on each anniversary date of such issuance while such Letter of Credit is outstanding. Borrowers further agree to pay to the Agent an amendment fee for any amendment to any Letter of Credit issued hereunder, said fee to be in the amount of $50 per amendment and shall be due and payable upon the issuance of any such amendment."

     3. Except to the extent its provisions are specifically amended, modified or superseded by this Agreement, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Loan Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Loan Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Agreement, the Loan Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Banks.

     4. The obligations of Banks under this Agreement shall be subject to the following conditions precedent:

          (a) EXECUTION AND DELIVERY. The Borrower and Guarantors shall have executed and delivered this Agreement, and other required documents, all in form and substance satisfactory to Banks;

          (b) CORPORATE RESOLUTIONS. Agent shall have received appropriate certified corporate resolutions of Borrower and Guarantors;

          (c) OTHER DOCUMENTS. Banks shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as Bank One or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Banks; and

          (d) LEGAL MATTERS SATISFACTORY. All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to special counsel for Banks retained at the expense of Borrower.

     5. Unless otherwise defined herein, all defined terms used herein shall have the same meaning ascribed to such terms in the Loan Agreement.

     6. Each of the Guarantors hereby consents to the provisions of this Agreement and the transactions contemplated herein, and hereby ratifies and confirms their respective Guaranty Agreements, each dated as of August 29, 1996, and agrees that their respective obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Second Amendment to Restated Loan Agreement to be duly executed as of the date first above written.

                              BORROWER:
                              ---------

                              NATIONAL ENERGY GROUP, INC.
                              a Delaware corporation



                              By:
                                  -----------------------------
                                   Miles D. Bender
                                   President

                              GUARANTORS:
                              -----------

                              NATIONAL ENERGY GROUP OF
                                OKLAHOMA, INC.
                              a Delaware corporation



                              By:
                                  -----------------------------
                                   Miles D. Bender
                                   President

                              BOOMER MARKETING CORPORATION
                              an Oklahoma corporation



                              By:
                                  -----------------------------

                              Name:
                                    ---------------------------

                              Title:
                                     --------------------------



                              BANKS:
                              ------

                              BANK ONE, TEXAS, N.A.



                              By:
                                  -----------------------------
                                   Wm. Mark Cranmer
                                   Vice President

                              CREDIT LYONNAIS NEW YORK BRANCH



                              By:
                                  -----------------------------

                              Name:
                                    ---------------------------

                              Title:
                                     --------------------------

                              ADMINISTRATIVE AGENT:
                              ---------------------

                              BANK ONE, TEXAS, N.A.



                              By:
                                  -----------------------------
                                   Wm. Mark Cranmer
                                   Vice President

                              SYNDICATION AGENT:
                              ------------------

                              CREDIT LYONNAIS NEW YORK BRANCH



                              By:
                                  -----------------------------

                              Name:
                                    ---------------------------

                              Title:
                                     --------------------------